UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2025

Silvaco Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42043	27-1503712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Silvaco Group Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 567-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SVCO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2025, Ryan Benton, the Chief Financial Officer of Silvaco Group, Inc. (the “Company”), informed the Company of his decision to resign, effective April 11, 2025. Mr. Benton will assist the Company to ensure the successful transition of his responsibilities prior to his departure. His resignation is not the result of any disagreement with the Company regarding its operations, accounting or other policies or practices. The Company has begun the process of engaging a search firm to assist in identifying his successor.

Effective upon Mr. Benton’s resignation, Babak Taheri, Chief Executive Officer of the Company, will assume the roles of principal financial officer and principal accounting officer on an interim basis. Dr. Taheri will not receive additional compensation for this interim role. Keith Tainsky, who leads the Company’s Financial Planning and Analysis function, will report directly to Mr. Taheri as Interim Chief Financial Officer. In addition, Sherry Lin, Corporate Controller, will report directly to Mr. Taheri.

Dr. Taheri’s biographical information was previously disclosed in the Company’s registration statement on Form S-1, as amended, filed with the Securities and Exchange Commission on May 3, 2024, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 21, 2025, the Company issued a press release regarding the events described in Item 5.02. The Company also reaffirmed its previously disclosed guidance for the first quarter and full year fiscal 2025, as provided in the Company’s press release issued on March 5, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Silvaco Group, Inc. dated March 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVACO GROUP, INC.

Date: March 21, 2025	By:	/s/ Babak Taheri
Dr. Babak Taheri
Chief Executive Officer